Segment Reporting	12 Months Ended
Dec. 31, 2023
Disclosure of operating segments [abstract]
Segment Reporting
5.
Segment Reporting

The Group reports its business in three operating segments.

The following tables present the summary of each segments’ revenue and net income:

	2021	2022	2023

SEGMENT REVENUE	936,803	1,315,552	1,953,068
Payments	217,085	333,343	478,684
Marketplace	153,604	239,609	448,223
Fintech	566,114	745,023	1,026,721
Intergroup	-	(2,423)	(560)

NET INCOME	435,214	588,844	848,770
Payments	126,653	199,489	308,901
Marketplace	99,716	152,248	247,955
Fintech	208,845	237,107	291,914

Operating segments are identified based on how the Group manages the business on a day-to-day basis and the types of products and services provided. Operating segments are reported in a manner consistent with internal reports, which are reviewed and used by the management board (who are identified as Chief Operating Decision Makers, “CODM”). The operating performance measure of each operating segment is revenue and net income.

Costs and operating expenses that are deducted from revenue, include interest expenses (2021: KZT 171,491 million; 2022: KZT 278,676 million; 2023: KZT 478,010 million) and provision expenses (2021: KZT 34,383 million; 2022: KZT 55,210 million; 2023: KZT 79,634 million), both attributable to Fintech Segment, share-based compensation expenses and other expenses recognized across the segments.

Management believes that other segment expenses are not material for analysis of our ongoing operations.

Expenses associated with share-based compensation are recognized across the segments.

The following table presents the summary of share-based compensation expense by segments:

	2021	2022	2023

SHARE-BASED COMPENSATION	(20,057)	(19,984)	(20,859)
Payments	(4,620)	(5,946)	(7,200)
Marketplace	(1,934)	(2,009)	(2,335)
Fintech	(13,503)	(12,029)	(11,324)